EXHIBIT 99.4 Second Quarter 2020 Financial Results August 5, 2020 ©2019 3D Systems, Inc. | All Rights Reserved.

Welcome and Participants Dr. Jeffrey Graves President and Chief Executive Officer Wayne Pensky To participate via phone, Interim Chief Financial Officer please dial: Andrew Johnson 1-201-689-8345 Executive Vice President and Chief Legal Officer Melanie Solomon Investor Relations 2

Forward Looking Statements Certain statements made in this presentation that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terms such as “believes,” “beliefs,” ''may,'' ''will,'' ''should,'' expects,'' ''intends,'' ''plans,'' ''anticipates,'' ''estimates,'' ''predicts,'' ''projects,'' ''potential,'' ''continue,'' and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward- looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described in this message including those set forth below. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations concerning future events and trends, using information currently available, and are necessarily subject to uncertainties, many of which are outside our control. In addition, we undertake no obligation to update or revise any forward-looking statements made by us or on our behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation. Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved. 3D Systems' actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not undertake any obligation to and do not intend to update any forward-looking statements whether as a result of future developments, subsequent events or circumstances or otherwise. Further, we encourage you to review “Risk Factors” in Part 1 of our Annual Report on Form 10-K and Part II of our quarterly reports on Form 10-Q filed with the SEC as well as other information about us in our filings with the SEC. These are available at www.SEC.gov. 3

Dr. Jeffrey Graves President & Chief Executive Officer 4

3D Systems' Purpose Statement We are the leaders in enabling additive manufacturing solutions for applications in growing markets that demand high reliability products. 5

Market Focus Healthcare Solutions Industrial Solutions Dental Aerospace Medical Devices Defense Simulations Automotive Surgical Planning Jewelry Durable Goods Focus on Key Applications within these Markets 6

Full Solution Provider SERVICES & HARDWARE & GLOBAL SOFTWARE MATERIALS REACH PRODUCTION • Application experts • Full range of 3D • Service Experts • Deep and diverse printers to address AM across 5 continents experience in • Customer Innovation needs in production parts and Centers (CIC) for ◦ Wax • Local to over 80% of applications Custom Solutions ◦ Plastic customer base ◦ Metal • Proven across an • Printing process and • CIC in US & Europe install base that management Software • 100+ Materials prints up to 500,000 tools portfolio for • 8 Manufacturing production parts prototyping and locations across 4 per day using 3D • On Demand production continents Systems solutions Manufacturing – applications printing services • Full service and support post-purchase 7

Healthcare Case Study Customer Need An economically viable orthopedic implant with optimized surface characteristics and mechanical properties for superior performance. The Challenge with Traditional Manufacturing 'Machining-plus-coating' manufacturing processes lead to poor surface quality, high component variability, long process cycle times, high inventory and waste levels. 3D Systems Additive Manufacturing Solutions Approach • Software – 3DXpert, custom software development for customer factory integration • Hardware – Flex 350 (Titanium printer) • People – Application Engineers in CIC, Metals R&D Engineering Teams • Advanced Manufacturing Operations – Two factories working together to provide validated workspaces for pilot runs Utilized holistic solutions approach to develop and commercialize the state-of-the-art total joint implant with engineered surface and optimized mechanical properties 8

Industrial Case Study Customer Need State-of-the-art cast metal parts with highly complex geometries to enable improved levels of performance at reduced cost The Challenge with Traditional Manufacturing Traditional investment casting production methodology limits geometric design options and involves long, complex manufacturing cycle times. 3D Systems Additive Manufacturing Solutions Approach • Materials (resins) that provide consistent performance, accuracy and dimensional stability, with clean burnout, highly stable dimensional control and ultra-low ash content • Software with hollow lattice filled build styles and print process parameters that provide sufficient strength for processing while being easily and efficiently removed late in the process • Stereolithography printers that set the standard for around-the-clock, reliable high performance Utilized holistic solutions with materials, hardware and software elements tuned by application experts to solve the challenge 9

Restructuring • Reduce operating costs by $100 million per year by end of next year • Expect to be profitable at current sales level ◦ Then, well positioned to leverage sales growth as it returns • Nearly 20% workforce reduction – majority this year • Continue to aggressively reduce footprint – mostly office spaces • Total costs expected in the range of $25 to $30 million • Evaluating divestiture of businesses that do not align with new strategic focus 10

Wayne Pensky Interim Chief Financial Officer 11

Second Quarter Summary Second Quarter (in millions, except per share amounts) 2020 2019 Revenue $ 112.1 $ 157.3 • Revenue decrease 29% YoY Operating Loss (33.9) (19.2) • Revenue decrease 17% vs Q1 2020 Net Loss (38.0) (23.9) • $10.9M charge for end-of-life inventory Loss Per Share $ (0.33) $ (0.21) • Reduced operating expenses 25% YoY Non-GAAP Operating Loss $ (10.8) $ 2.4 Non-GAAP Net Loss (15.1) (0.6) • 1st half revenue of $247 million is 20% Non-GAAP Loss Per Share $ (0.13) $ — lower than 1st half of 2019 12 * See Appendix for reconciliation of GAAP and non-GAAP operating loss, net loss and net loss per share.

Revenue by Market $ in millions Healthcare Revenue Q2 YoY Industrial Revenue Q2 YoY $56.4 $100.9 $50.0 $62.1 (11.4)% (38.5)% Q2 2019 Q2 2020 Q2 2019 Q2 2020 Healthcare Revenue YTD June Industrial Revenue YTD June $105.5 $203.8 $95.8 $151.0 (9.2)% (25.9)% June 2019 June 2020 June 2019 June 2020 13

Gross Profit Margin 50% • Q2 non-GAAP gross profit margin was 41.3% • Excludes $10.9 million charge for certain product lines 40% that reached their end-of-life • Expect restructuring actions to take us back to prior year 30% levels as we try to offset the impact of lower volume • YTD cash from operations was a use of $21 million 20% ◦ Inventories was a use of $25 million 10% ◦ Due to committed lead times with contract mfrs and suppliers – takes time reduce ◦ Area of focus 0% Q1 Q2 3Q Q4 Q1 Q2 2019 2019 2019 2019 2020 2020 GAAP GPM Non-GAAP GPM 14 See appendix for a reconciliation of non-GAAP gross profit.

Operating Expenses • GAAP operating expenses decreased 25.3% and non-GAAP operating expenses decreased 20.4% compared to the second quarter of the prior year • Decreases in both SG&A and R&D • SG&A is a focus of the Restructuring program GAAP Non-GAAP $92.5 $100 $100 $79.2 $76.5 $75.4 $71.7 $69.3 $69.0 $80 $66.4 $63.0 $80 $57.1 $60 $60 $40 $40 $ in millions $ in millions $20 $20 $0 $0 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 R&D SG&A R&D SG&A 15 See appendix for a reconciliation of non-GAAP operating expenses.

Cash and Liquidity at June 30, 2020 • $64 million of cash and cash equivalents • Term Loan of $22 million • $100 million is undrawn ◦ $24 million of availability based on terms of agreement • Board authorized "At The Market" equity issuance up to $150 million ◦ Provides financial flexibility as we go through restructuring and pandemic 16

Dr. Jeffrey Graves President & Chief Executive Officer 17

Summary Our Transformation Journey: • Strategic Focus – what is our purpose • Reorganize company around two market verticals – Healthcare and Industrial • Restructuring – take out $100 million of costs to return to profitability and position to leverage sales growth as it returns 18

Q&A Session 1-201-689-8345 19

Thank You Find out more at: www.3dsystems.com 2 020 ©2019 3D Systems, Inc. | All Rights Reserved.

Appendix ©2019 3D Systems, Inc. | All Rights Reserved.

Non-GAAP Reconciliation - Operating Loss Second Quarter Non-GAAP Operating Loss Quarter Ended June 30, Six Months Ended June 30, (in millions, except per share amounts) 2020 2019 2020 2019 GAAP Operating income (loss) $ (33.9) $ (19.2) $ (52.1) $ (40.5) Adjustments: Amortization, stock-based compensation & other (1) 11.4 12.6 22.1 24.8 Legal, acquisition and divestiture related (2) 0.2 5.1 0.5 5.9 Cost optimization plan, including severance costs (3) 0.5 3.9 2.8 5.6 Product end of life adjustment (4) 10.9 — 10.9 — Non-GAAP Operating income (loss) $ (10.8) $ 2.4 $ (15.9) $ (4.2) (1) For the quarter ended June 30, 2020, the adjustment included $0.1 in COGS and $11.3 in SG&A. For the quarter ended June 30, 2019, the adjustment included $0.1 in COGS and $12.5 in SG&A. For the six months ended June 30, 2020, the adjustment included $0.2 in COGS and $21.9 in SG&A. For the six months ended June 30, 2019, the adjustment included $0.2 million in COGS and $24.6 in SG&A. (2) For the quarter ended June 30, 2020, the adjustment included $0.1 in COGS and $0.1 in SG&A. For the quarter ended June 30, 2019, the adjustment included $(0.9) in Revenue, $1.4 in COGS and $4.6 in SG&A. For the six months ended June 30, 2020, the adjustment included $0.2 in COGS and $0.3 in SG&A. For the six months ended June 30, 2019, the adjustment included $(2.7) in Revenues, $3.3 in COGS and $5.3 in SG&A. (3) For the quarter ended June 30, 2020, the adjustment included $0.5 in SG&A. For the quarter ended June 30, 2019, the adjustment included $0.3 in COGS, $3.3 in SG&A, and $0.3 in R&D. For the six months ended June 30, 2020, the adjustment included $0.7 in COGS, $2.0 in SG&A, $0.1 in R&D. For the six months ended June 30, 2019, the adjustment included $0.8 in COGS, $4.6 in SG&A and $0.3 in R&D. (4) For the quarter and six months ended June 30, 2020, the adjustment included $10.9 in COGS. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 22

Non-GAAP Reconciliation - EPS Second Quarter Non-GAAP Earnings (Loss) per Share Quarter Ended June 30, Six Months Ended June 30, (in millions, except per share amounts) 2020 2019 2020 2019 GAAP Net loss $ (38.0) $ (23.9) $ (56.9) $ (48.3) Adjustments: Amortization, stock-based compensation & other 11.4 12.6 22.1 24.8 Legal, acquisition and divestiture related (1) — 6.8 0.4 7.2 Cost optimization plan, including severance costs 0.5 3.9 2.8 5.6 Impairment of cost-method investments (2) — — 1.1 — Product end of life adjustment 10.9 — 10.9 — Non-GAAP net loss $ (15.1) $ (0.6) $ (19.6) $ (10.7) Non-GAAP net loss per share - basic and diluted (3) $ (0.13) $ — $ (0.17) $ (0.09) (1) In addition to the adjustments for operating income (loss), the net loss adjustments also included $(0.2) and $(0.1) in other income (expense) for the quarter and six months ended June 30, 2020 and $1.8 and $1.3 in other income (expense) for the quarter and six months ended June 30, 2019. (2) For the six months ended June 30, 2020, the net loss adjustment included $1.1 in interest and other income (expense), net. (3) Denominator based on weighted average shares used in the GAAP EPS calculation. * Tables may not foot due to rounding; amounts calculated based on dollars in thousands. 23

Non-GAAP Reconciliation - GP and GPM Quarterly 2019 and 2020 Non-GAAP Gross Profit & Margin 2019 2020 Quarter Ended Quarter Ended (in millions) March 31 June 30 September 30 December 31 March 31 June 30 GAAP Gross Profit $ 65.7 $ 73.3 $ 67.3 $ 71.8 $ 57.1 $ 35.2 GAAP Gross Profit Margin 43.2% 46.6% 43.3% 43.6% 42.4% 31.4 % Adjustments: Amortization, stock-based compensation & other 0.1 0.1 0.1 0.1 0.1 0.1 Legal and acquisition-related 0.1 0.4 0.5 0.1 0.1 0.1 Cost optimization plan 0.4 0.3 1.0 — 0.7 — Product end of life adjustment — — — — — 10.9 Non-GAAP Gross Profit $ 66.4 $ 74.2 $ 68.9 $ 72.0 $ 58.0 $ 46.3 Non-GAAP Gross Profit Margin 44.2% 47.4% 44.4% 43.8% 43.1% 41.3% 24 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.

Non-GAAP Reconciliation - Operating Expense Quarterly 2019 and 2020 Non-GAAP Operating Expenses 2019 2020 Quarter Ended Quarter Ended September December (in millions) March 31 June 30 30 31 March 31 June 30 GAAP SG&A Expenses $ 65.1 $ 71.7 $ 58.3 $ 59.3 $ 56.1 $ 52.0 GAAP R&D Expenses 21.9 20.8 20.9 17.1 19.2 17.0 GAAP Operating Expenses 87.0 92.5 79.2 76.5 75.4 69.0 Adjustments to R&D Expenses: Cost optimization plan — 0.3 — — 0.1 — Non-GAAP R&D Expenses 21.9 20.5 20.9 17.1 19.1 17.0 Adjustments to SG&A Expenses: Amortization, stock-based compensation & other 12.1 12.5 10.8 8.1 10.6 11.3 Legal and acquisition-related 0.7 4.6 (1.2) 1.4 0.2 0.1 Cost optimization plan 1.2 3.3 0.4 0.6 1.5 0.5 Total Adjustments to SG&A Expenses 14.1 20.4 10.0 10.1 12.2 12.0 Non-GAAP SG&A Expenses 51.0 51.2 48.3 49.2 43.9 40.1 Non-GAAP Operating Expenses $ 72.9 $ 71.7 $ 69.3 $ 66.4 $ 63.0 $ 57.1 25 * Tables may not foot due to rounding; amounts calculated based on dollars in thousands.